                                                                    EXHIBIT 99.4

DEBTOR:  CAPE MAY LIGHT, L.L.C.                     CASE NUMBER:  01-10961 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.




/s/ EDDIE J. PUSTIZZI
---------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  CAPE MAY LIGHT, L.L.C.                     CASE NUMBER:  01-10961 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                        CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                                Summary Of Bank,Investment & Petty Cash Accounts                         Attachment 1
                                           Cape May Light, L.L.C.
Summary                                   Case No: 01-10961 (JWV)                                           UNAUDITED
Cape May Light, LLC                     For Month Of December, 2002


                                                 Balances
                                     ---------------------------------        Receipts &            Bank
                                        Opening            Closing            Disbursements         Statements        Account
Account                              As Of 12/01/02     As Of 12/31/02        Included              Included          Reconciled
-------                              --------------     --------------        -------------         ----------        ----------
American Classic Voyages Co.           0.00                 0.00                 No -                  No -             No -
Bank of America                                                                  Account               Account          Account
Account # - 0030 6982 7205                                                       Closed                Closed           Closed

Cape May Light Escrow                  0.00                 0.00                 No -                  No -             No -
US Dept of Transportation                                                        Account               Account          Account
Maritime Administration                                                          Closed                Closed           Closed

American Classic Voyages Co.           0.00                 0.00                 No -                  No -             No -
Bank of America                                                                  Account               Account          Account
Account # - 0041 6103 2379                                                       Closed                Closed           Closed

Cape May Light                         0.00                 0.00                 No -                  No - Not         No -
Petty Cash                                                                       No Activity           A Bank           No Activity
                                                                                                       Account

                                Receipts & Disbursements           Attachment 2
                                 Cape May Light, L.L.C.
Summary                         Case No: 01-10961 (JWV)
Cape May Light, LLC           For Month Of December, 2002
Attach 2


   No Receipts Or Disbursements Due To No Bank Activity Or Investment Accounts

                        Concentration & Investment Account Statements                     Attachment 3
                                 Cape May Light, L.L.C.
Summary                         Case No: 01-10961 (JWV)
Cape May Light, LLC           For Month Of December, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 16-JAN-03 16:35:08
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: DEC-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                                       PTD-Actual
                                                       31-Dec-02
                                                    ---------------
Revenue
Gross Revenue                                             0.00
Allowances                                                0.00
                                                    ---------------
Net Revenue                                               0.00

Operating Expenses
Air                                                       0.00
Hotel                                                     0.00
Commissions                                               0.00
Onboard Expenses                                          0.00
Passenger Expenses                                        0.00
Vessel Expenses                                           0.00
Layup/Drydock Expense                                     0.00
Vessel Insurance                                          0.00
                                                    ---------------
Total Operating Expenses                                  0.00

                                                    ---------------
Gross Profit                                              0.00

SG&A Expenses
Sales & Marketing                                         0.00
Start-Up Costs                                            0.00
                                                    ---------------
Total SG&A Expenses                                       0.00

                                                    ---------------
EBITDA                                                    0.00

Depreciation                                              0.00

                                                    ---------------
Operating Income                                          0.00

Other Expense/(Income)
Interest Income                                           0.00
Equity in Earnings for Sub                                0.00
Reorganization expenses                                   0.00
Other expense                                          (310.00)
                                                    ---------------
Total Other Expense/(Income)                           (310.00)

                                                    ---------------
Net Pretax Income/(Loss)                                310.00

Income Tax Expense                                        0.00

                                                    ---------------
Net Income/(Loss)                                       310.00
                                                    ===============

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:58:57
BALANCE SHEET - ATTACHMENT 5                                           Page:   1
Current Period: DEC-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                         YTD-Actual                     YTD-Actual
                                         31-Dec-02                      22-Oct-01
                                    -------------------            -------------------
ASSETS
Cash and Equivalent                               0.00                      29,003.54

Restricted Cash                                   0.00                     785,839.00

Accounts Receivable                               0.00                      15,651.15

Inventories                                       0.00                     750,424.74

Prepaid Expenses                                  0.00                      71,343.83

Other Current Assets                              0.00                           0.00

                                    -------------------            -------------------
Total Current Assets                              0.00                   1,652,262.26


Fixed Assets                                      0.00                  42,033,338.72

Accumulated Depreciation                          0.00                    (550,825.00)

                                    -------------------            -------------------
Net Fixed Assets                                  0.00                  41,482,513.72


Net Goodwill                                      0.00                           0.00

Intercompany Due To/From                (12,554,507.89)                (12,278,102.19)

Net Deferred Financing Fees                       0.00                   2,559,333.82

Net Investment in Subsidiaries                    0.00                           0.00

                                    -------------------            -------------------
Total Other Assets                      (12,554,507.89)                 (9,718,768.37)

                                    -------------------            -------------------
Total Assets                            (12,554,507.89)                 33,416,007.61
                                    ===================            ===================

AMCV US SET OF BOOKS                                    Date: 20-JAN-03 12:58:57
BALANCE SHEET - ATTACHMENT 5                                          Page:   2
Current Period: DEC-02

currency USD
Company=31 (CAPE MAY LIGHT)

                                        YTD-Actual                     YTD-Actual
                                        31-Dec-02                      22-Oct-01
                                    -------------------            -------------------
LIABILITIES

Accounts Payable                                  0.00                      18,286.96

Accrued Liabilities                               0.00                     454,710.16

Deposits                                          0.00                           0.00

                                    -------------------            -------------------
Total Current Liabilities                         0.00                     472,997.12


Long Term Debt                                    0.00                           0.00

Other Long Term Liabilities                       0.00                           0.00

                                    -------------------            -------------------
Total Liabilities                                 0.00                     472,997.12


Liabilities Subject to Compromise        39,112,982.41                  39,937,580.57


OWNER'S EQUITY

Common Stock                                      0.00                           0.00

Add'l Paid In Capital                             0.00                           0.00

Current Net Income (Loss)               (44,577,409.32)                 (2,857,115.19)

Retained Earnings                        (7,090,080.98)                 (4,137,454.89)

                                    -------------------            -------------------
Total Owner's Equity                    (51,667,490.30)                 (6,994,570.08)

                                    -------------------            -------------------
Total Liabilities & Equity              (12,554,507.89)                 33,416,007.61
                                    ===================            ===================

                                                ATTTACHMENT 6
Cape May Light, LLC                 Summary List of Due To/Due From Accounts               01-10961 (JWV)
                                     For the Month Ended December 31, 2002

                                          CASE                 BEGINNING                                                    ENDING
AFFILIATE NAME                            NUMBER                BALANCE                DEBITS           CREDITS            BALANCE
American Classic Voyages Co.              01-10954               656,374.33                --               --           656,374.33
AMCV Cruise Operations, Inc.              01-10967            (8,127,233.11)               --               --        (8,127,233.11)
The Delta Queen Steamboat Co.             01-10970             8,431,118.53                --               --         8,431,118.53
DQSB II, Inc.                             01-10974                   (82.74)               --               --               (82.74)
Great AQ Steamboat, L.L.C.                01-10960             1,640,241.44                --               --         1,640,241.44
Great Pacific NW Cruise Line, L.L.C.      01-10977                (5,380.67)               --               --            (5,380.67)
Great River Cruise Line, L.L.C.           01-10963               (33,543.95)               --               --           (33,543.95)
Great Ocean Cruise Line, L.L.C.           01-10959                (1,844.01)               --               --            (1,844.01)
Cruise America Travel, Incorporated       01-10966            (1,054,561.24)               --               --        (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C.       01-10964               186,615.38                --               --           186,615.38
Cape Cod Light, L.L.C.                    01-10962                (8,675.31)               --               --            (8,675.31)
Project America, Inc.                     N/A                    (57,268.50)               --               --           (57,268.50)
Oceanic Ship Co.                          N/A                     13,839.73                --               --            13,839.73
Project America Ship II, Inc.             N/A                    412,316.64                --               --           412,316.64
Ocean Development Co.                     01-10972           (14,604,239.22)               --               --       (14,604,239.22)
Great Hawaiian Cruise Line, Inc.          01-10975                (8,411.75)               --               --            (8,411.75)
Great Hawaiian Properties Corporation     01-10971                 4,188.00                --               --             4,188.00
CAT II, Inc.                              01-10968                 2,038.56                --               --             2,038.56
                                                       -----------------------------------------------------------------------------
                                                             (12,554,507.89)               --               --       (12,554,507.89)
                                                       =============================================================================

                               Cape May Light, LLC
                                 01-10961 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                               Cape May Light, LLC
                                 01-10961 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  CAPE MAY LIGHT, LLC                        CASE NUMBER:  01-10961 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.